UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland	814-01151	47-3258730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Investment Corporation IV (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 6, 2019. As of August 8, 2019, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 31,674,734 shares of common stock were eligible to be voted, and 21,456,484 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following proposals (the “Proposals”), each of which was described in the Company’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission on August 13, 2019 (the “Proxy Statement”):

•

Proposal No. 1 – the approval of the merger of a wholly-owned subsidiary of FS Investment Corporation II (“FSIC II”) with and into the Company, with the Company as the surviving company, contemplated by the Agreement and Plan of Merger, dated as of May 31, 2019 (the “Merger Agreement”), by and among FSIC II, FS Investment Corporation III (“FSIC III”), the Company, Corporate Capital Trust II (“CCT II”), NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC (the “Advisor,” and such proposal, the “Merger Proposal”);

•

Proposal No. 2 – the approval by a non-binding, advisory vote on the issuance to all holders of FSIC II’s common stock following the closing of the mergers contemplated by the Merger Agreement on a pro rata basis of shares of a new class of preferred stock of FSIC II with an aggregate liquidation preference representing 20% of the combined company’s net asset value (the “Recapitalization Transaction Advisory Proposal”);

•

Proposal No. 3 – the approval of the deletion of Section 10.5 of the Articles of Amendment and Restatement of the Company (the “Charter”) regarding limitations on certain affiliate transactions (the “Merger Charter Amendment Proposal 1”);

•	Proposal No. 4 – the approval of the deletion of Article XII of the Charter regarding limitations on roll-up transactions (the “Merger Charter Amendment Proposal 2”);

•

Proposal No. 5 – the approval of the election of the following individuals, in each case subject to the conditions set forth in the joint proxy statement/prospectus: Todd Builione, Frederick Arnold, Michael Hagan and Jerel Hopkins as Class A directors, each to serve for a three-year term expiring at the 2022 annual meeting of the stockholders (the “Director Election Proposal”); and

•

Proposal No. 6 – the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Auditor Ratification Proposal”).

The Merger Proposal was approved by the Company’s stockholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,992,509	413,406	994,272	4,056,297

The Recapitalization Transaction Advisory Proposal was also approved by the Company’s stockholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,992,509	413,406	994,272	4,056,297

The election or approval of the appointment of each individual named in the Director Election Proposal, subject in each case to the conditions set forth in the Proxy Statement, was also approved by the Company’s stockholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes for	Votes Withheld	Broker Non- Votes
Todd Builione	16,589,010	811,177	4,056,297
Frederick Arnold	16,601,891	798,296	4,056,297
Michael Hagan	16,605,035	795,152	4,056,297
Jerel Hopkins	16,594,649	805,538	4,056,297

Todd Builione, Frederick Arnold, Michael Hagan and Jerel Hopkins Have each been elected and qualified to serve for a three-year term expiring at the 2022 annual meeting of the stockholders.

The Auditor Ratification Proposal was also approved by the Company’s stockholders at the Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,329,715	219,293	907,476	0

On November 6, 2019, the Company adjourned the Annual Meeting with respect to (i) the Merger Charter Amendment Proposal 1 and (ii) the Merger Charter Amendment Proposal 2 to permit additional time to solicit stockholder votes for such proposals. The reconvened meeting (the “Reconvened Meeting”) will be held on November 22, 2019 at 2:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Meeting. The record date of August 8, 2019 will remain the same for the Reconvened Meeting.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements with regard to future events or the future performance or operations of FSIC II, FSIC III, the Company and CCT II (together with FSIC II, FSIC III , the Company and CCT II, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite shareholder approval for the Fund Proposals (as defined below) set forth in the Proxy Statement, failure to consummate the business combination transaction involving the Funds, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, failure to realize the anticipated benefits of the business combination transaction involving the Funds, failure to consummate the recapitalization transaction and failure to list the common stock of the combined entity on a national securities exchange. Some of these factors are enumerated in the filings the Funds make with the U.S. Securities and Exchange Commission (the “SEC”) and are also be contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which shareholder approval is being sought (collectively, the “Fund Proposals”). In connection with the Fund Proposals, the Funds have filed relevant materials with the SEC, including the Proxy Statement. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE FUND PROPOSALS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, or from FSIC II’s website, CCT II’s website, FSIC III’s website or the Company’s website, each at www.fsinvestments.com.

Participants in the Solicitation

The Funds and their respective directors and trustees, executive officers and certain other members of management and employees, including employees of the Advisor, Franklin Square Holdings, L.P. (which does business as FS Investments), KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Fund Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Fund Proposals will be contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation IV

Date: November 6, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel